UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2005

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

Item	7.01	Regulation FD Disclosure

Beginning on November 29, 2005, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99.  Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

This presentation in its entirety will be made available in the For Our Investors section of our website, www.rehabcare.com, although this availability may be discontinued at any time.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships; our ability to integrate recent and pending acquisitions and partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the ability of new management of InteliStaf Holdings, Inc., our unconsolidated affiliate, to complete its business assessment of InteliStaf on a timely basis and to institute a business restructuring to improve revenues and earnings; the results of our impairment analysis to be conducted with respect to the carrying value of our investment in InteliStaf; the future financial results of our other unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item	9.01	Financial Statements and Exhibits.

	(c)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2005

REHABCARE GROUP, INC.

By:	/s/ Mark A. Bogovich
Mark A. Bogovich
Vice President,
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Investor Relations Presentation in Use
Beginning November 29, 2005

Exhibit 99

Investor Presentation

Third Quarter, 2005

0

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships; our ability to integrate recent and pending acquisitions and partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the ability of new management of InteliStaf Holdings, Inc., our unconsolidated affiliate, to complete its business assessment of InteliStaf on a timely basis and to institute a business restructuring to improve revenues and earnings; the results of our impairment analysis to be conducted with respect to the carrying value of our investment in InteliStaf; the future financial results of our other unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting administrative, operational and professional employees;
significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

RehabCare
delivering the post-acute continuum

Hospital-Based Rehabilitation Programs
Skilled Nursing Facility-Based Rehabilitation Programs
Freestanding Rehabilitation Facilities

RehabCare, primarily in partnership with hospitals and nursing homes, provides post-acute program management, medical
direction, physical rehabilitation, quality assurance, specialty programs and community relations at more than 930 locations

Hospital-Based Rehabilitation Programs

120 Acute Rehabilitation Units (ARUs)

24 Subacute/Transitional Care Units (TCUs)

41 Outpatient Rehabilitation Programs (OP)

Skilled Nursing Facility-Based Rehabilitation Programs

744 Programs

Freestanding Rehabilitation Facilities

2 Acute Rehab Facilities

2 Long Term Acute Care Hospitals

Overview

The post-acute physical rehabilitation industry provides large opportunities for developing new RehabCare clients

5,000 Acute Care Hospitals

120 ARU programs

197 Freestanding Rehabilitation Facilities

2 Acute Rehab Facilities

350 Long-Term Acute Care Hospitals

2 Long-Term Acute Care Hospitals

15,000 Skilled Nursing Facilities

744 programs

Competitors

Hospital-Based

Self Operation

HealthSouth

Select Medical Corp

Kindred

SNF-Based

Self Operation

Aegis

RehabWorks

Regional Providers

Market Potential

RehabCare treats approximately 14,000
patients each day

54,000 inpatient discharges

     1.1 million outpatient visits

     4.3 million SNF patient visits

Typical diagnoses include:

Stroke

Neurological disorders

Orthopedic conditions

Musculoskeletal conditions

Payer sources for our patients are 72%
Medicare, 4% Medicaid, 11% managed
care and 13% other

RehabCare Patients

Hospital-Based

Rehabilitation Programs

(HRS Division)

$47.2M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$60.9M

Total Revenue $120.0 million

Healthcare Consulting

$3.1M

3%

39%

51%

  *Includes the MeadowBrook acquisition as of August 1, 2005

Freestanding Hospitals

               $8.8M*

7%

RHB Revenues 3Q/05

Hospital Acute Therapies
Acute Rehabilitation Units/Facilities
Transitional Care Units
Long-Term Acute Care Hospitals
Skilled Nursing Facilities
Outpatient
Home Health
Patient Acuity
Treatment Intensity

Providers tend to focus on
stand-alone sites of service
rather than a patient’s entire
pathway of rehabilitation across
sites. This creates significant
“gaps” in a patient’s recovery

High

Low

Traditional Rehabilitation Delivery

Rehab Care
delivering the post-acute continuum

Hospital Medical/Surgical
Acute Therapies
Acute Rehabilitation Units/Facilities
Skilled Nursing Facilities
Outpatient Rehabilitation Programs
Care Management
Transitional Care Units
Long Term Acute Care Hospitals
Home Health Programs

RehabCare’s vision is to provide a clinically-integrated post acute continuum of care, resulting in patients regaining their lives

RehabCare’s Patient-Focused
Approach

RehabCare
delivering the post-acute continuum

225
200
175
150
125
100
75
50
25
0

$225
$200
$175
$150
$125
$100
$75
$50
$25
$0

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

Our stabilization and growth strategy for our
hospital business includes both revenue and
earnings efforts

Longer term relationships using capital

Adjust staffing model

Sequential margin improvement

Client retention

Number of Programs

Operating Margin

Revenue (Millions)

16

14

HRS Backlog

8

4

HRS Signings

120

113

ARU Programs

Q3/05

Q3/04

Hospital-Based
Rehabilitation Programs

Successfully managing the 75% rule

RHB’s YOY Q3 same store discharges and revenue
declined 2.1% as a result of the 75% rule

Moran Company reports estimated industry decline of 7.7% in
Medicare discharges from July 2004-June 2005

Moran Company reports industry experienced a 15.3% decline
from January–June 2005

Other publicly traded competitors vary from declines of 12.1%
in Medicare discharges to a decrease of 10.8% in revenue

RHB’s same store ARU discharges remained constant
during the first three quarters of 2005

Hospital-Based
Rehabilitation Programs

900
800
700
600
500
400
300
200
100
0

$200
$175
$150
$125
$100
$75
$50
$25
$0
'96
'97
'98
'99
'00
'01
'02
'03
'04

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q2/03
Q3/03
Q4/03
Q1/04
Q2/04
Q3/04
Q4/04
Q1/05
Q2/05
Q3/05

Operating Margin

Number of

Programs

Revenue (Millions)

Our stabilization and growth strategy for our SNF-
Based business includes both revenue and
earnings efforts

Revenue

Total programs 744 (Q3/05) vs. 600 (Q3/04)

Same store revenue growth of 10.7% (YOY)

New pricing strategy to re-coup increased labor costs

Operating Earnings

Manage variable cost

Continued SG&A leverage

Challenges

Client retention

Part B therapy caps

Skilled Nursing Facility-Based
Rehabilitation Programs

RehabCare
delivering the post-acute continuum

Howard Regional Health System

Valley Baptist Health System

Arlington Rehabilitation Hospital
A RehabCare Facility

Northwest Texas Rehabilitation Hospital
A RehabCare Facility

Howard Regional Health System, Kokomo, IN

Currently operating 1 ARU and 1 OP program

Currently operating JV with 30-bed rehab hospital

30-bed LTACH currently under development

Valley Baptist Health System, Harlingen/Brownsville, TX

Currently operating 2 ARUs and 2 OP programs

40-bed freestanding rehab hospital JV under development

Projects under development

Arlington Rehabilitation Hospital, Arlington, TX

24-bed freestanding acute rehab facility to be owned and operated by RHB projected to open in December 2005

Northwest Texas Healthcare System, Amarillo, TX

44-bed freestanding rehab hospital scheduled to open Spring 2006 with Northwest Texas Health System

12 non-binding joint venture letters of intent

Joint ventures help us create longer term relationships and

enhance market presence

Joint Venture Arrangements

RehabCare
delivering the post-acute continuum

MEADOWBROOK HEALTHCARE

Cornerstone REHABILITATION

PHASE 2 CONSULTING
A Division of RehabCare

VITALCARE AMERICA
A RehabCare Company

CPR REHAB THERAPY
A Part of RehabCare

RehabCare’s acquisition strategy supports our
continuum strategy

EBITDA multiple 4-6 times

Continuing management

2004 acquisitions added $45 million in annualized
operating revenues, 2005 have added $55 million
annualized

Strong balance sheet enables aggressive
acquisition strategy

Acquisitions

As of September 30, 2005

$18.2 million in cash

$11.9 million in subordinated debt related to
acquisitions

$90 million credit facility; expandable to $125 million

Access To Capital

Recruiting and retaining therapists are key to our
success

85% annualized retention rate for full-time and part-
time clinicians

11% reduction in average number of openings
sequentially from 709 to 632

Challenges
Shortage Of Therapists

11% improvement in average time
to fill an opening sequentially from
49 days to 44 days

Approximately 50% of open
positions are due to new program
openings or same store growth

75 Percent Rule Definition

Effective July 1, 2004 - 3 year transition (50%, 60%, 65%, 75%)

Senate bill calls for freeze at 50% and National Advisory Council to oversee future federal policies that could deny patient care – RHB supports this effort

Status

As of Sept 30, our units, on average, were at the 60% level of compliance

45, or 38%, of our units entered the 60% compliance period during
3Q/05

Part B Therapy Caps (Skilled Nursing Facility-Based Rehabilitation)

Same Senate bill calls for a one year moratorium

Challenges
Regulatory Impact

RehabCare™
delivering the post-acute continuum

InteliStaf®
HEALTHCARE

StarMed, our former staffing division, sold to InteliStaf on
2/2/04 in exchange for 25% of combined equity

Approximately $2.1 million RHB equity share loss in
Q3/05; $1.0 million related to normal operations and $1.1
million related to deferred tax asset

Hired new CEO and CFO effective 10/25/05

Potential impairment

Challenges
InteliStaf Holdings

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |

$0.26*

$0.32

$0.29

$0.37

$0.36

EPS (fully diluted)

$10.9

$9.8

$9.0

$11.4

$10.7

Operating Earnings

(millions)

$120.0

$108.4

$102.4

$95.1

$93.3

Revenue

(millions)

Q3/05

Q2/05

Q1/05

Q4/04

Q3/04

GAAP

*Includes InteliStaf equity loss of $2.1 million, or $0.12 per fully diluted share

Quarterly Update

Opportunities

New Skilled Nursing-Based and Hospital-Based business growth

Development of joint venture relationships

Acquisitions

Maturity of continuum of care strategy

Challenges

Continued 75% rule implementation

Managing growth in tight labor market

Client retention (Hospital-Based and Skilled Nursing-Based)

Startup and integration of JVs and acquisitions

Part B Therapy Caps

RehabCare Summary